Exhibit 8(b)

APPENDIX A

to the

Amended and Restated Administration Agreement

Among BlackRock FundsSM,

BlackRock Advisors, Inc. and PFPC Inc.

Name of Portfolio	Class of Shares
Small Cap Value Equity Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Small Cap Growth Equity Portfolio	Institutional Service Investor A Investor B Investor C

Large Cap Growth Equity Portfolio	Institutional Service Investor A Investor B Investor C

Large Cap Value Equity Portfolio	Institutional Service Investor A Investor B Investor C

Select Equity Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Name of Portfolio	Class of Shares
Index Equity Portfolio	Institutional Service Investor A Investor B Investor C

International Equity Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Balanced Portfolio	Institutional Service Investor A Investor B Investor C

Low Duration Bond Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Intermediate Bond Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Intermediate Government Bond Portfolio	Institutional Service Investor A Investor B Investor C

Government Income Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Name of Portfolio	Class of Shares
Core Bond Total Return Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Managed Income Portfolio	Institutional Service Investor A Investor B Investor C

International Bond Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Pennsylvania Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C

New Jersey Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C

Ohio Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C

Name of Portfolio	Class of Shares
Money Market Portfolio	Institutional Service Investor A Investor B Investor C Hilliard Lyons

Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C Hilliard Lyons

U.S. Treasury Money Market Portfolio	Institutional Service Investor A Investor B Investor C

Ohio Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C

Pennsylvania Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C

North Carolina Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C

Name of Portfolio	Class of Shares
New Jersey Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C

Virginia Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C

Multi-Sector Mortgage Securities Portfolio III	Institutional

Mid-Cap Growth Equity Portfolio	Institutional Service Investor A Investor B Investor C

Mid-Cap Value Equity Portfolio	Institutional Service Investor A Investor B Investor C

BlackRock Strategic Portfolio I	Institutional

BlackRock Strategic Portfolio II	Institutional

International Opportunities Portfolio	Institutional Service Investor A Investor B Investor C

U.S. Opportunities Portfolio	Institutional Service Investor A Investor B Investor C

Name of Portfolio	Class of Shares
GNMA Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Delaware Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C

Kentucky Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C

High Yield Bond Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Multi-Sector Mortgage Securities Portfolio IV	Institutional

Global Science & Technology Opportunities Portfolio	Institutional Service Investor A Investor B Investor C

European Equity Portfolio	Institutional Service Investor A Investor B Investor C

Name of Portfolio	Class of Shares
Asia Pacific Equity Portfolio	Institutional Service Investor A Investor B Investor C

Core Equity Portfolio	Institutional

Global Communications Portfolio	Institutional Service Investor A Investor B Investor C

Core PLUS Total Return Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Small Cap Core Equity Portfolio	Institutional Service Investor A Investor B Investor C

Enhanced Income Portfolio	Institutional Service Investor A BlackRock

Ultrashort Municipal Portfolio	Institutional Service Investor A BlackRock

Intermediate PLUS Bond Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Name of Portfolio	Class of Shares
Inflation Protected Bond Portfolio	Institutional Service Investor A Investor B Investor C BlackRock

Dividend Achievers Portfolio	Institutional Service Investor A Investor B Investor C

Exchange Portfolio	BlackRock

Small/Mid-Cap Growth Portfolio	Institutional Service Investor A Investor B Investor C

Aurora Portfolio	Institutional Service Investor A Investor B Investor C

Legacy Portfolio	Institutional Service Investor A Investor B Investor C

Health Sciences Portfolio	Institutional Service Investor A Investor B Investor C

Global Resources Portfolio	Institutional Service Investor A Investor B Investor C

Name of Portfolio	Class of Shares
All-Cap Global Resources Portfolio	Institutional Service Investor A Investor B Investor C

Release. “BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of                          , 2005.

BLACKROCK FUNDSSM

By:
Name:
Title:

BLACKROCK ADVISORS, INC.

By:
Name:
Title:

PFPC INC.

By:
Name:
Title: